UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2004

COLONIAL REALTY LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Delaware	000-20707	63-1098468
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

2101 Sixth Avenue North, Suite 750, Birmingham, Alabama 35202
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (205) 250-8700

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
Item 9.01	Financial Statements and Exhibits
Signature
Exhibit Index
EX-23.1 CONSENT OF ERNST AND YOUNG LLP
EX-99.1 CONSOLIDATED FINANCIAL STATEMENTS OF CORNERSTONE
EX-99.2 UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS OF CORNERSTONE

1

Item 8.01 Other Events

     On October 25, 2004, Colonial Properties Trust (“Colonial”), the general partner of Colonial Realty Limited Partnership (“Colonial Partnership”) and CLNL Acquisition Sub LLC, a wholly-owned subsidiary of Colonial, entered into an agreement and plan of merger with Cornerstone Realty Income Trust, Inc. (“Cornerstone”). Historical financial statements of Cornerstone and pro forma financial information of Colonial Partnership are included in this report in response to Item 9.01 below. This Form 8-K/A is an amendment to the Form 8-K filed by Colonial Partnership with the Securities and Exchange Commission on October 28, 2004.

Item 9.01 Financial Statements and Exhibits

     Listed below are the financial statements, pro forma financial information and exhibits filed as part of this report:

(a)	Financial Statements of Business Acquired.

1.)	Audited Consolidated Financial Statements of Cornerstone as of December 31, 2003 and 2002 and for the years ended December 31, 2003, 2002 and 2001 (incorporated by reference to pages 35 to 53 of Cornerstone’s 2003 Annual Report on Form 10-K, File No. 001-12875, as filed with the Securities and Exchange Commission on March 12, 2004 and attached as Exhibit 99.1 to this report).

2.)	Unaudited Condensed Consolidated Financial Statements of Cornerstone as of September 30, 2004 and for the three and nine months ended September 30, 2004 and 2003 (incorporated by reference to pages 3 to 11 of Cornerstone’s Form 10-Q for the quarter ended September 30, 2004, File No. 001-12875, as filed with the Securities and Exchange Commission on November 9, 2004 and attached as Exhibit 99.2 to this report).

(b)	Pro Forma Financial Information.

     The pro forma financial information of Colonial Partnership listed in the accompanying Index is filed as part of this Current Report on Form 8-K/A.

(c)	Exhibits.

     See the attached Exhibit Index, which is incorporated into this Item 9.01(c) by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONIAL REALTY LIMITED PARTNERSHIP

By: COLONIAL PROPERTIES TRUST, its general partner

Date: December 27, 2004	By:	/s/ Weston M. Andress

	Name:	Weston M. Andress
	Title:	Chief Financial / Investment Officer

2

INDEX

COLONIAL REALTY LIMITED PARTNERSHIP:

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2004	F-2
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 2004	F-3
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2003	F-5
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements	F-8

COLONIAL REALTY LIMITED PARTNERSHIP
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 2004
(in thousands, except unit data)

	HISTORICAL	HISTORICAL
	COLONIAL REALTY	CORNERSTONE REALTY	SUBSEQUENT	PRO FORMA		CONSOLIDATED
	LIMITED PARTNERSHIP (A)	INCOME TRUST, INC (B)	ACQUISITIONS (C)	ADJUSTMENTS (D)		PRO FORMA
ASSETS
Land, buildings, & equipment	$2,622,526	1,305,588	152,847	146,577	D-1	$4,227,538
Undeveloped land and construction in progress	141,179	11,345	—	1,274	D-1	153,798
Less: Accumulated depreciation	(420,414)	(259,075)	—	259,075	D-2	(420,414)
Real estate assets held for sale, net	146,294	—	—	—		146,294

Net real estate assets	2,489,585	1,057,858	152,847	406,926		4,107,216
Cash and equivalents	7,450	2,173	—	—		9,623
Restricted cash	2,261	—	—	—		2,261
Accounts receivable, net	16,639	3,026	—	—		19,665
Notes receivable	645	289	—	—		934
Prepaid expenses	6,654	3,423	—	(1,275)	D-3	8,802
Deferred debt and lease costs	35,514	5,769	—	(5,769)	D-4	35,514
Investment in partially owned entities	63,085	4,168	19,329	383	D-5	86,965
Other assets	55,301	28,797	11,002	31,646	D-6	126,746

	2,677,134	1,105,503	183,178	431,911		4,397,726

LIABILITIES AND SHAREHOLDERS’ EQUITY
Notes and mortgages payable	1,499,531	811,449	—	28,301	D-7	2,339,281
Unsecured credit facility and bridge loan	228,021	—	183,178	52,714	D-8	463,913
Mortgages payable related to real estate held for sale	3,400	—	—	—		3,400

Total long-term liabilities	1,730,952	811,449	183,178	81,015		2,806,594
Accounts payable	32,040	19,757	—	—		51,797
Accrued interest	20,113	—	—	—		20,113
Accrued expenses	25,793	—	—	—		25,793
Tenant deposits	4,356	2,124	—	—		6,480
Unearned rent	2,534	554	—	—		3,088
Other liabilities	2,417	76	—	—		2,493

Total liabilities	1,818,205	833,960	183,178	81,015		2,916,358

OP units of Cornerstone	—	17,856	—	(17,856)	D-9	—
Redeemable units, at redemption value	416,081	—	—	23,788	D-10	439,869
Series E preferred units	—	—	—	149,663	D-11	149,663
Limited partners’ minority interest in consolidated partnership	1,184	—	—	—		1,184
General partners’ equity	441,664	—	—	448,988	D-12	890,652
Cornerstone’s common shareholder’s equity	—	253,687	—	(253,687)	D-12	—

Total general partners’ equity	441,664	253,687	—	195,301		890,652

	2,677,134	1,105,503	183,178	431,911		4,397,726

     The accompanying notes are an integral part of these statements.

(A)	Amounts are derived from the unaudited Condensed Consolidated Balance Sheet included in Colonial Partnership’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004.

(B)	Amounts are derived from detail supporting Cornerstone’s unaudited Condensed Consolidated Balance Sheet included in Cornerstone’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004 as attached in Exhibit 99.2. Certain amounts have been reclassified to conform to Colonial Partnership’s presentation.

(C)	Represents the acquisition of Colonial Village at Patterson Place (formerly North Creek Apartments), Colonial Village at Beverly Crest (formerly Montclair Parc Apartments), our 20% interest in the DRA partnership consisting of 16 multifamily properties, Harrington Farms, the Research Park Office Park Center, the proposed acquisition of the Portofino retail shopping center and the allocation of the purchase price of these properties to the assets and liabilities. The acquisition of the other properties acquired during the nine months ended September 30, 2004 and the allocation of the related purchase price to the assets acquired and liabilities assumed is reflected in Colonial Partnership’s historical condensed consolidated balance sheet since those acquisitions were complete prior to September 30, 2004. (See Colonial Partnership’s 8-K filed on December 20, 2004 for further discussion of the acquisitions)

(D)	For column (D) references, refer to Note 2 – Pro Forma Adjustments.

COLONIAL REALTY LIMITED PARTNERSHIP
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004
(in thousands, except per unit data)

		OTHER ACQUISITIONS (F)
	HISTORICAL	HISTORICAL
	COLONIAL REALTY	OTHER	PRO FORMA
	LIMITED PARTNERSHIP (E)	ACQUISITIONS	ADJUSTMENTS		PRO FORMA
Revenue:
Minimum rent	$198,398	$26,390	$906	F-1	$225,694
Percentage rent	1,375	273	—		1,648
Tenant recoveries	21,489	3,776	—		25,265
Other property related revenue	14,334	1,500	—		15,834
Other non-property related revenue	4,634	9,747	853	F-2	15,234

Total revenue	240,230	41,686	1,759		283,675

Operating Expenses:
Property operating expenses:
General operating expenses	18,230	3,534	—		21,764
Salaries and benefits	12,284	1,800	—		14,084
Repairs and maintenance	22,210	2,172	—		24,382
Taxes, licenses, and insurance	23,237	4,490	—		27,727
General and administrative	18,209	8,536	—		26,745
Depreciation	60,441	—	6,764	F-3	67,205
Amortization	8,562	—	1,943	F-3	10,505

Total operating expenses	163,173	20,532	8,707		192,412

Income from operations	77,057	21,154	(6,948)		91,263

Other income (expense):
Interest expense	(56,063)	—	(9,674)	F-4	(65,737)
Income from investments	288	1,393	—		1,681
Gains (losses) on hedging activities	142	—	—		142
Gains from sales of property	3,020	—	—		3,020
Minority interest of limited partners	(36)	(703)	—		(739)
Other	(276)	—	—		(276)

Total other income (expense)	(52,925)	690	(9,674)		(61,909)

Income (loss) from continuing operations	24,132	21,844	(16,622)		29,354
Distributions to general partner preferred unitholders	(11,086)	—	—		(11,086)
Distributions to limited partner preferred unitholders	(5,680)	—	—		(5,680)
Preferred unit issuance costs	—	—	—		-

Net income (loss) available to common unitholders	$7,366	$21,844	$(16,622)		$12,588

Weighted average common units outstanding:
Basic	37,359
Diluted	37,704
Income (loss) from continuing operations per unit:
Basic	$0.20
Diluted	0.20

COLONIAL REALTY LIMITED PARTNERSHIP
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004 — CONTINUED
(in thousands, except per unit data)

	CORNERSTONE ACQUISITION
				TOTAL
	HISTORICAL	PRO FORMA		PRO FORMA
	CORNERSTONE (G)	ADJUSTMENTS (H)		CONSOLIDATED
Revenue:
Minimum rent	$128,263	—		$353,957
Percentage rent	—	—		1,648
Tenant recoveries	—	—		25,265
Other property related revenue	6,480	—		22,314
Other non-property related revenue	498	—		15,732

Total revenue	135,241	—		418,916

Operating Expenses:
Property operating expenses:
General operating expenses	16,129	—		37,893
Salaries and benefits	17,985	—		32,069
Repairs and maintenance	9,767	—		34,149
Taxes, licenses, and insurance	18,937	—		46,664
General and administrative	4,223	—		30,968
Depreciation	41,391	3,103	H-1	111,609
Amortization	—	665	H-2	11,170

Total operating expenses	108,432	3,678		304,522

Income from operations	26,809	(3,678)		114,394

Other income (expense):
Interest expense	(34,509)	3,441	H-3	(96,805)
Income from investments		—		1,681
Gains (losses) on hedging activities	—	—		142
Gains from sales of property	3,454	—		6,474
Minority interest of limited partners	—	—		(739)
Other	—	—		(276)

Total other income (expense)	(31,055)	3,441		(89,523)

Income (loss) from continuing operations	(4,246)	(237)		24,871
Distributions to general partner preferred unitholders	(227)	(8,553)	H-4	(19,866)
Distributions to limited partner preferred unitholders	126	—		(5,554)
Preferred unit issuance costs	—	—		—

Net income (loss) available to common unitholders	$(4,347)	$(8,790)		$(549)

Weighted average common units outstanding:
Basic		11,495	H-5	48,854
Diluted		11,495	H-5	48,854
Income (loss) from continuing operations per unit:
Basic				$(0.01)
Diluted				(0.01)

The accompanying notes are an integral part of these statements.

COLONIAL REALTY LIMITED PARTNERSHIP
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003
(in thousands, except per unit data)

		OTHER ACQUISITIONS (F)
	HISTORICAL	HISTORICAL
	COLONIAL REALTY	OTHER	PRO FORMA
	LIMITED PARTNERSHIP (I)	ACQUISITIONS	ADJUSTMENTS		PRO FORMA
Revenue:
Base Rent	$235,109	$54,086	$1,208	F-1	$290,403
Percentage rent	2,494	213	—		2,707
Tenant recoveries	28,694	6,732	—		35,426
Other property related revenue	18,201	2,393	—		20,594
Other non-property related revenue	4,728	12,996	1,137	F-2	18,861

Total revenue	289,226	76,420	2,345		367,991

Operating Expenses:
Property operating expenses:
General operating expenses	21,808	7,159	—		28,967
Salaries and benefits	14,232	3,783	—		18,015
Repairs and maintenance	26,737	4,173	—		30,910
Taxes, licenses, and insurance	27,003	9,751	—		36,754
General and administrative	19,481	11,381	—		30,862
Depreciation	71,959	—	15,054	F-3	87,013
Amortization	7,760	—	9,112	F-3	16,872

Total operating expenses	188,980	36,247	24,166		249,393

Income from operations	100,246	40,173	(21,821)		118,598

Other income (expense):
Interest expense	(66,613)	—	(20,737)	F-4	(87,350)
Income from investments	129	1,547	—		1,676
Gains (losses) on hedging activities	(361)	—	—		(361)
Gains from sales of property	7,921	—	—		7,921
Minority interest of limited partners	—	(891)	—		(891)
Other	(121)	—	—		(121)

Total other income (expense)	(59,045)	656	(20,737)		(79,126)

Income (loss) from continuing operations	41,201	40,829	(42,558)		39,472
Distributions to general partner preferred unitholders	(15,284)	—	—		(15,284)
Distributions to limited partner preferred unitholders	(8,873)	—	—		(8,873)
Preferred unit issuance costs	(4,451)	—	—		(4,451)

Net income (loss) available to common unitholders	$12,593	$40,829	$(42,558)		$10,864

Weighted average common units outstanding:
Basic	35,416
Diluted	35,682
Income (loss) from continuing operations per unit:
Basic	$0.36
Diluted	$0.35

COLONIAL REALTY LIMITED PARTNERSHIP
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003 — CONTINUED
(in thousands, except per unit data)

	CORNERSTONE ACQUISITION
				TOTAL
	HISTORICAL	PRO FORMA		PRO FORMA
	CORNERSTONE (J)	ADJUSTMENTS (H)		CONSOLIDATED
Revenue:
Base Rent	$163,059	$—		$453,462
Percentage rent	—	—		2,707
Tenant recoveries	—	—		35,426
Other property related revenue	8,316	—		28,910
Other non-property related revenue	277	—		19,138

Total revenue	171,652	—		539,643

Operating Expenses:
Property operating expenses:
General operating expenses	22,256	—		51,223
Salaries and benefits	13,724	—		31,739
Repairs and maintenance	19,052	—		49,962
Taxes, licenses, and insurance	23,550	—		60,304
General and administrative	4,063	—		34,925
Depreciation	52,817	4,018	H-1	143,848
Amortization	—	30,284	H-2	47,156

Total operating expenses	135,462	34,302		419,157

Income from operations	36,190	(34,302)		120,486

Other income (expense):
Interest expense	(45,622)	4,557	H-3	(128,415)
Income from investments	—	—		1,676
Gains (losses) on hedging activities	—	—		(361)
Gains from sales of property	—	—		7,921
Minority interest of limited partners	—	—		(891)
Other	—	—		(121)

Total other income (expense)	(45,622)	4,557		(120,191)

Income (loss) from continuing operations	(9,432)	(29,745)		295
Distributions to general partner preferred unitholders	(303)	(11,404)	H-4	(26,991)
Distributions to limited partner preferred unitholders	262	—		(8,611)
Preferred unit issuance costs	—	—		(4,451)

Net income (loss) available to common unitholders	$(9,473)	$(41,149)		$(39,758)

Weighted average common units outstanding:
Basic		11,495	H-5	46,910
Diluted		11,495	H-5	46,910
Income (loss) from continuing operations per unit:
Basic				$(0.85)
Diluted				(0.85)

The accompanying notes are an integral part of these statements.

(E)	Amounts are derived from the unaudited Condensed Consolidated Statement of Operations included in Colonial Partnership’s Quarterly Report in Form 10-Q for the quarter ended September 30, 2004.

(F)	Amounts represent Colonial Partnership’s acquisitions that occurred or are probable to occur, since January 1, 2003 through the date of this filing. Amounts herein represent actual results of the properties acquired, except for the probable acquisition in 2005. (See Colonial Partnership’s 8-K filed on December 20, 2004 for further discussion of the acquisitions). For column (F) references, refer to Note 2 – Pro Forma Adjustments.

(G)	Amounts are derived from Cornerstone’s unaudited Condensed Consolidated Statement of Operations included in Cornerstone’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004 as attached in Exhibit 99.2. Certain amounts have been reclassified to conform to Colonial Partnership’s presentation.

(H)	For column (H) references, refer to Note 2 – Pro Forma Adjustments.

(I)	Amounts are derived from the Consolidated Statement of Operations for the year ended December 31, 2003 included in Colonial Partnership’s Form 8-K filed with the Securities and Exchange Commission on December 9, 2004.

(J)	Amounts are derived from Cornerstone’s Consolidated Statement of Operations included in Cornerstone’s Annual Report on Form 10-K for the year ended December 31, 2003 as attached in Exhibit 99.1. Certain amounts have been reclassified to conform to Colonial Partnership’s presentation.

COLONIAL REALTY LIMITED PARTNERSHIP
NOTES TO UNAUDITED PRO FORMA CONDENSED
CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1. PRO FORMA BASIS OF PRESENTATION

     The unaudited pro forma condensed consolidated financial statements are based upon the historical financial information of Colonial Partnership, excluding discontinued operations, and the historical financial information of each of the acquisitions listed below as if the acquisitions had occurred on the first day of the earliest period presented for the unaudited pro forma condensed consolidated statements of operations and as of the date of the unaudited pro forma condensed consolidated balance sheet. In management’s opinion, all adjustments necessary to reflect these transactions have been included.

     The unaudited pro forma condensed consolidated financial statements should be read in conjunction with Colonial Partnership’s Current Report on Form 8-K filed on December 20, 2004, Form 8-K filed on December 9, 2004, the Annual Reports on Form 10-K for the year ended December 31, 2003 of Colonial Partnership and Cornerstone and the Quarterly Reports on Form 10-Q for the quarter ended September 30, 2004 of Colonial Partnership and Cornerstone.

     Colonial Partnership understands that in the course of preparing for the merger, Cornerstone discovered tax matters relating to whether it satisfied certain tax law requirements applicable to REITs. Cornerstone has filed a request with the Internal Revenue Service to enter into a closing agreement that would treat Cornerstone as having satisfied these requirements, but there can be no assurance that the Internal Revenue Service will consent to this request. A closing agreement with the IRS or other mutually satisfactory resolution of these matters is one of the conditions to closing the merger.

     The merger, as further described below, will be accounted for as a purchase business combination. The fair market value of the consideration paid by Colonial Partnership will be used as the valuation basis for the merger. The consolidated assets and liabilities of Cornerstone will be revalued to their respective fair market values at the effective date of the merger. The unaudited pro forma adjustments, including the preliminary purchase accounting adjustments, are based on currently available information and upon preliminary assumptions and estimates that Colonial Partnership believes are reasonable. The preliminary purchase accounting allocations and assignment of depreciable lives are subject to adjustment as additional information, including third-party market valuations, become available and when the final purchase accounting takes place after the completion of the merger.

     The costs of the assets acquired and liabilities assumed in conjunction with the other acquisitions, as further described below, have also been allocated based on an estimate of their respective fair values. The purchase allocation adjustments made in connection with the preparation of the unaudited pro forma condensed consolidated financial statements are based on the information available at this time.

     The pro forma financial information contained in these pro forma condensed consolidated financial statements may not necessarily be indicative of what actual results of Colonial Partnership would have been if such transactions had been completed as of the dates indicated nor does it purport to represent the results of operations for future periods. Colonial Partnership management believes that the merger will create potential cost savings and operating efficiencies, such as elimination of redundant administrative and property management costs. Additionally, Colonial Partnership expects to refinance a portion of Cornerstone’s secured debt with a new issuance of Colonial Partnership unsecured debt, which is expected to bear interest at rates lower than the interest rates assumed in determining the pro forma interest expense adjustments in the accompanying condensed consolidated statements of operations and may require certain prepayment penalties. These potential costs and interest savings have not been reflected in the accompanying unaudited pro forma condensed consolidated statements of operations as Colonial Partnership is currently unable to quantify them and there is no assurance that any anticipated savings will be realized.

     Colonial and Cornerstone have elected to be treated as real estate investment trusts (“REITs”) pursuant to the Internal Revenue Code of 1986, as amended. As a REIT, Colonial will generally not be subject to federal income tax on taxable income distributed currently to its stockholders. However, certain affiliates of Colonial and Cornerstone are taxable REIT subsidiaries (“TRS”). A TRS is permitted to engage in non-qualifying REIT activities and the taxable income of a TRS is subject to federal, state and local income taxes. Deferred income taxes relate primarily to the TRS and are accounted for using the asset and liability method.

     Cornerstone Acquisition

     On October 25, 2004, Colonial, as the general partner of Colonial Partnership, entered into an agreement and plan of merger with Cornerstone. Under the terms of the merger agreement, which has been approved by the Colonial board of trustees and the Cornerstone board of directors, the transaction will be structured as a common share and preferred depositary share election merger, with Cornerstone shareholders having the right to elect to receive the merger consideration in Colonial common shares or Colonial Series E preferred depositary shares, subject to the restriction that the Colonial Series E preferred depositary shares issued shall not exceed approximately 25% of the total merger consideration. Pursuant to the agreement, Colonial will contribute all of the interests in the merger subsidiary to Colonial Partnership in exchange for additional common and preferred partnership interests.

     The total purchase price for the acquisition is estimated as follows (in thousands):

Issuance of 11,494,670 Colonial common units to Cornerstone shareholders	$472,776
Issuance of Colonial Series E preferred depository units to Cornerstone shareholders (assumes 25% election of Cornerstone common shareholders)	149,663

Total merger consideration	622,439
Assumption of Cornerstone’s notes and mortgages payable at book value	811,449
Adjustment to record Cornerstone’s notes and mortgages at fair value	28,301
Assumption of Cornerstone’s accounts payable and other liabilities at book value	22,511
Estimated fees and other expenses related to the merger	52,714

Total purchase price	$1,537,414

The following is a calculation of the estimated fees and other expenses related to the merger (in thousands):

Advisory fees	$14,000
Legal and accounting fees	8,483
Termination and servance payments	15,000
Debt assumption and other fees	15,231

$52,714

     The Cornerstone acquisition has been presented in accordance with Rule 3-05 and Article 11 of Regulation S-X of the United States Securities and Exchange Commission.

     Other Acquisitions

     Other acquisitions include all acquisitions of Colonial Partnership since January 1, 2003, including one acquisition that is probable to occur in the first quarter of 2005, other than the Cornerstone acquisition. These other acquisitions are summarized below. Pro forma financial results of the other acquisitions have been presented in accordance with Article 11 of Regulation S-X of the United States Securities and Exchange Commission.

     Other acquisitions include the following:

						New or Assumed Debt (2)
(in thousands)	Acquisition	Asset		Percentage	Purchase		Pro Forma
	Date	Type	Location	Ownership	Price	Amount	Interest Rate
2003 (1)
Research Place	December 15	Office	AL	100%	18,912	—	—
Metrowest	December 28	Multifamily	FL	100%	26,000	—	—
Quarry Oaks	December 29	Multifamily	TX	100%	33,350	—	—
2004
DRS Building	February 12	Office	AL	100%	$13,100	$—	—
Arringdon	April 2	Multifamily	NC	100%	26,773	—	—
Kingwood Commons	April 8	Retail	TX	100%	34,500	—	—
Roberts Realty Properties	June 1	Multifamily - 5	GA	100%	109,150	58,802	5.60	%(3)
Cunningham	June 5	Multifamily	TX	20%	3,860	2,898	5.18%
Bayshore & Palma Sola	June 15	Multifamily	FL	25%	11,874	8,676	6.94%
Village on the Parkway	June 18	Retail	TX	90%	60,360	47,000	5.77%
Deerfield Mall	August 2	Retail	FL	100%	51,272	32,066	5.90%
Pines Plaza	August 2	Retail	FL	100%	15,250	9,331	5.42%
College Parkway	August 2	Retail	FL	100%	15,143	7,504	6.00%
CMS - Nashville	August 19	Multifamily - 2	TN	25%	10,250	7,407	7.22%
Boulevard Square	September 10	Retail	FL	100%	43,400	27,206	6.00%
Villas on the South Creek	September 10	Multifamily	TX	100%	14,000	—	—
Colonnade Management Group	September 22	Office	FL	50%	9,000	—	—
Seven Oaks	September 30	Multifamily	FL	100%	23,598	—	—
Research Park Office Center	October 22	Office	AL	100%	16,774	—	—
DRA Properties	October 25	Multifamily - 16	AZ, NM, NV	20%	64,494	45,354	4.18%
Northcreek	October 29	Multifamily	NC	100%	21,500	—	—
Montclair Parc	October 29	Multifamily	NC	100%	23,225	—	—
Harrington Farms	December 7	Multifamily	GA	100%	40,350	—	—
2005 Probable acquisition
Portofino	February 1	Retail	TX	100%	62,000	—	—

(1)	See Colonial Partnership’s Form 8-K filed with the Securities and Exchange Commission on December 20, 2004 for further discussion of the acquisitions listed above.

(2)	Additional funding, including for those acquisitions for which a specific and separate loan was not obtained or assumed, was assumed to have drawn on Colonial Partnership’s line of credit at an interest rate of 1.84% for the nine months ended September 30, 2004 and 2.27% for the year ended December 31, 2003.

(3)	Weighted Average interest rate on the debt assumed for the five multifamily properties acquired.

NOTE 2. PRO FORMA ADJUSTMENTS

D-1	Fair market value adjustments to Cornerstone’s real estate assets held for investment based on Colonial Partnership’s purchase price allocation. See Note 1 for further discussion of the purchase price allocation.

D-2	Adjustment to eliminate Cornerstone’s historical accumulated depreciation.

D-3	Adjustment to eliminate certain inventory and prepaid items, in order to conform to Colonial Partnership’s basis of presentation.

D-4	Adjustment to write off Cornerstone’s deferred debt and lease costs.

D-5	Adjustment to record, at fair value, Cornerstone’s joint venture investments.

D-6	Adjustments to Cornerstone’s historical balances for other assets as follows:

(a)	Elimination of Cornerstone’s historical book value for: $2.2 million in receivables related to straight-line rent adjustments.

(b)	Increase in other assets of $29.4 million which represents the portion of the purchase price allocated to intangible lease costs related to in-place leases. Colonial Partnership estimates the value of in place leases by determining the savings in leasing downtime. Colonial Partnership also estimates the value of current resident relations based on renewals.

(c)	Increase in other assets of $4.4 million, which represents the allocation of the purchase price to Cornerstone’s third-party management contracts.

D-7	Net adjustment to reflect the fixed interest rates on notes payable that Colonial Partnership will assume upon completion of the merger with Cornerstone that are above/below market rates. Colonial Partnership will record a fair value adjustment of $28.3 million to account for the difference between the fixed rates and market rates for those borrowings. Estimates of fair value are based upon interest rates available for the issuance of debt with similar terms and remaining maturities.

D-8	Represents the amount of borrowings needed to fund the merger transactional costs.

D-9	To eliminate outstanding operating partnership units of Cornerstone.

D-10	To reflect the new Colonial Partnership units issued to Cornerstone operating partnership unitholders.

D-11	Represents the issuance of $149.7 million of Colonial Series E preferred depositary units.

D-12	Represents adjustments to historical partners’ equity to reflect the contribution of Cornerstone’s common equity interests to Colonial Partnership through issuance of 10,916,312 of Colonial partnership units, at an estimated value of $41.13 per share, in exchange for 56,327,721 Cornerstone common shares and the issuance of 578,358 Colonial partnership common units in exchange for State Street, LLC’s 1,827,145 preferred partnership units of Cornerstone Partnership to Colonial Partnership. At the time of the merger, all previously granted shares of restricted stock will vest and all previously issued options will be converted into Colonial options.

F-1	Reflects the amortization of acquired above and below-market leases.

F-2	Reflects the third party management fees on the acquired joint venture properties.

F-3	Represents depreciation and amortization expense related to buildings, furniture and fixtures and in-place leases of the acquired properties.

F-4	Reflects interest expense through the date of Colonial Partnership’s acquisition on the $599.1 million of debt assumed or borrowed which had effective rates from 2.27% to 7.38% in connection with the operating properties acquired during 2003 and 2004.

H-1	Represents the net increase in depreciation of real estate held for investment as a result of recording Cornerstone’s assets at fair value. Colonial Partnership allocates the purchase price between net tangible and intangible assets. Depreciation is computed on a straight-line basis over the remaining useful lives of the related assets. Buildings have an estimated useful life of 40 years and furniture and fixtures have an estimated useful life of five years.

The calculation of the fair value of depreciable real estate assets is as follow (in thousands):

Buildings	$1,227,116
Furniture and fixtures	45,638
In-place lease value	29,397
3rd party management contracts	4,435

Fair value of depreciable real estate assets	1,306,586
Land	181,647
Undeveloped land and construction in progress	12,619
Other assets, including cash (excluding in-place lease values and management contracts)	32,011
Investments in partially owned entities	4,551

Total purchase price	$1,537,414

H-2	Represents the amortization of the estimated intangible value of in-place leases and third-party management contracts. The value of in-place leases is being amortized over the estimated average remaining life of in-place leases at the time of the merger. Apartment lease terms generally range from six to fifteen months, with an estimated average lease term of eleven months. The value of the third-party management contracts is being amortized over a five year period.

H-3	Represents the net adjustment to interest expense to reflect additional borrowings of $52.7 million to fund the transactional costs related to the merger. Interest expense has been calculated based on current market rates available to Colonial Partnership under Colonial Partnership’s unsecured line of credit. The increase in interest expense from additional borrowings is offset by $3.3 million and $4.4 million for the nine months ended September 30, 2004 and the twelve months ended December 31, 2003, respectively, in pro forma adjustments for the amortization of the fair value adjustment to Cornerstone’s historical debt balances. The fair value adjustments, which totaled $28.3 million, are being amortized over the weighted average remaining life, of 4.5 years, of the underlying debt. Included in the adjustment is the elimination of Cornerstone’s historical amortization of deferred financing costs, $1.0 million for the nine months ended September 30, 2004 and $1.3 million for the twelve months ended December 31, 2003.

H-4	Reflects the dividends related to the Series E preferred depositary units.

H-5	The pro forma weighted average units outstanding are the historical weighted average number of Colonial partnership common units outstanding for the periods presented, adjusted for the issuance of 11,494,670 Colonial common units in connection with the merger. As the pro forma combined income from continuing operations is a loss for the periods presented, certain items that were historically included in the weighted average shares for diluted earnings per share calculation have been eliminated for pro forma purposes.

EXHIBIT INDEX

Exhibit
Number	Description
23.1	Consent of Ernst & Young LLP

99.1	Consolidated financial statements of Cornerstone as of December 31, 2003 and 2002 and for the years ended December 31, 2003, 2002 and 2001

99.2	Unaudited condensed consolidated financial statements of Cornerstone as of September 30, 2004 and for the three and nine months ended September 30, 2004 and 2003